Filed pursuant to Rule 497(a)

File No. 333-203511

Rule 482ad

Hercules Receives Investment Grade Credit Rating From Standard & Poor’s on Its Family of Unsecured Notes

BBB- rating assigned to 6.25% Notes due July 2024 and 7.00% Notes due April and September 2019

PALO ALTO, Calif., April 28, 2016 - Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”) today announced that Standard & Poor’s Ratings Services (“S&P”) has assigned a BBB- rating to the following Hercules unsecured notes: 6.25% Notes due July 2024; 7.00% Notes due April 2019; and, 7.00% Notes due September 2019. This rating will also cover the additional $65.4 million in aggregate principal amount of 6.25% Notes due July 2024 which the Company expects to issue on May 2, 2016 pursuant to an underwritten public offering. S&P issued a statement announcing the credit rating and stable outlook in conjunction with the recent additional offering of the 6.25% Notes due July 2024, and subsequently assigned a BBB- credit rating to both the 7.00% Notes.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed $5.9 billion to 349 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.”

In addition, Hercules has three outstanding bond issuances of 7.00% Notes due April 2019, 7.00% Notes due September 2019, and 6.25% Notes due July 2024, which trade on the NYSE under the symbols “HTGZ,” “HTGY,” and “HTGX,” respectively.

Forward-Looking Statements:

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

650-433-5578 HT-HN

mhara@htgc.com

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